UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On January 29, 2019, one of our largest utility customers, Pacific Gas & Electric Company, and PG&E Corporation, its parent company, filed voluntary bankruptcy petitions under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of California. We have pre-petition accounts receivable from Pacific Gas & Electric of approximately $13 million. We continue to perform under our contracts with Pacific Gas & Electric post-petition and expect that all fees for services rendered post-petition will be treated as administrative expenses under the Bankruptcy Code. As disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, Pacific Gas & Electric accounted for approximately $104 million, or 11% of our total revenues in 2017.

The impact of Pacific Gas & Electric’s bankruptcy filing on our pre-petition accounts receivable, our post-petition accounts receivable or our future revenues, on a short-term or a long-term basis, cannot be determined at this time.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), including the statements relating to effect on The Davey Tree Expert Company (the “Company”) of a customer bankruptcy. These statements relate to future events or our future financial performance. In some cases, forward-looking statements may be identified by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. Risks and uncertainties, including, without limitation, general economic conditions, industry conditions, legal and regulatory developments, and other factors set forth in the Company’s filings with the Securities and Exchange Commission, exist that may cause results to differ materially from what is expressed or implied in these forward-looking statements. The forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer
and Secretary (Principal Financial Officer)
Date: January 29, 2019